UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                          _________________________


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION  13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported): September 23, 1999

                                ABC-NACO INC.
                  -----------------------------------------
                   (Exact Name of Registrant as Specified
                                 in Charter)


            Delaware                0-2290                 36-3498749
       -------------------  ------------------------   ------------------
        (State or Other      (Commission File Number)   (IRS Employer
        Jurisdiction of                                Identification No.
       Incorporation of
         Organization)



          2001 Butterfield Road, Suite 502, Downers Grove, IL 60515
          ---------------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)

                               (630) 852-1300
                               --------------
            (Registrant s Telephone Number, including area code)

   ITEM 8.   CHANGE IN FISCAL YEAR.
             ---------------------

             Pursuant to resolutions adopted by its Board of Directors on September 23, 1999, ABC-NACO Inc. (the "Company") changed its fiscal year-end to December 31 from July 31. The principal reason for the change was to align the Company's fiscal year-end with the fiscal year-end periods of its major customers. The Company intends to file a Form 10-Q quarterly report for the fiscal quarter ending October 31, 1999 and a Form 10-K transition report for the five-month transition period from August 1, 1999 through December 31, 1999.

                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ABC-NACO INC.



                                      By:   /s/ J.P. Singsank
                                          ----------------------------
                                           J. P. Singsank
                                           Senior Vice President and
                                           Chief Financial Officer

   Dated:    September 24, 1999